UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2023

 Consolidated Edison, Inc.
(Exact name of registrant as specified in its charter)

New York	1-14514	13-3965100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

 Consolidated Edison Company of New York, Inc.
(Exact name of registrant as specified in its charter)

New York	1-1217	13-5009340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Irving Place,	New York,	New York	10003
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 460-4600

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Consolidated Edison, Inc.,	ED	New York Stock Exchange
Common Shares ($.10 par value)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Con Edison

(a)At the Annual Meeting of Stockholders of Consolidated Edison, Inc. (“Con Edison”) on May 15, 2023, Con Edison’s stockholders voted to elect the members of its Board of Directors; to ratify the appointment of its independent accountants; to approve, on an advisory basis, named executive officer compensation; to approve, on an advisory basis, the frequency of future advisory votes on named executive officer compensation; and to approve Con Edison’s 2023 Long Term Incentive Plan.

(b)The name of each director elected, the number of shares voted for or against each director and the number of abstentions as to each director were as shown in the following table. Not included in such amounts were 53,359,599 shares that were broker non-votes.

Name	For	Against	Abstentions

Timothy P. Cawley	204,126,711	18,743,038	2,962,692
Ellen V. Futter	219,052,370	6,053,000	727,534
John F. Killian	202,475,341	22,591,237	766,326
Karol V. Mason	220,901,020	4,165,069	766,815
Dwight A. McBride	222,899,845	2,173,077	759,665
William J. Mulrow	206,498,242	18,567,918	766,744
Armando J. Olivera	221,199,480	3,862,856	770,493
Michael W. Ranger	199,418,024	25,602,456	812,349
Linda S. Sanford	220,480,705	4,618,066	725,373
Deirdre Stanley	215,371,346	9,736,071	725,412
L. Frederick Sutherland	211,854,602	13,194,511	783,716

(c)The results of the vote to ratify the appointment of PricewaterhouseCoopers LLP as Con Edison’s independent accountants for 2023 were as follows: 258,778,915 shares were voted for this proposal; 19,404,096 shares were voted against the proposal; and 1,009,492 shares were abstentions.
(d)The results of the advisory vote to approve named executive officer compensation were as follows: 209,829,055 shares were voted for this proposal; 14,419,709 shares were voted against the proposal; 1,584,140 shares were abstentions and 53,359,599 shares were broker non-votes.
(e)The results of the advisory vote to approve the frequency of future advisory votes on named executive officer compensation were as follows: 219,652,293 shares were voted for one year; 1,012,173 shares were voted for two years; 3,984,228 shares were voted for three years; 1,183,631 shares were abstentions and 53,359,599 shares were broker non-votes. In light of this vote, each year until after the next vote of its stockholders on such frequency, Con Edison shall include an annual advisory vote on named executive officer compensation in its proxy materials.
(f)The results of the vote to approve Con Edison’s 2023 Long Term Incentive Plan were as follows: 204,745,202 shares were voted for this proposal; 19,579,828 shares were voted against the proposal; 1,507,620 shares were abstentions and 53,359,599 shares were broker non-votes.

CECONY

At the Annual Meeting of Stockholders of Consolidated Edison Company of New York, Inc. (“CECONY”) on May 15, 2023, all 235,488,094 outstanding shares of CECONY’s common stock, which are owned by Con Edison, were voted to elect as the members of CECONY’s Board of Trustees the same persons who, as indicated above, were elected as members of Con Edison’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 104	Cover Page Interactive Data File - The cover page iXBRL tags are embedded within the inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED EDISON, INC.
CONSOLIDATED EDISON COMPANY OF NEW YORK, INC.

By	/s/ Joseph Miller
Joseph Miller
Vice President, Controller and Chief Accounting Officer

Date: May 17, 2023

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